UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2010 (March 15, 2010)

BANCORPSOUTH, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (662) 680-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02. Results of Operations and Financial Condition.
     On March 15, 2010, BancorpSouth, Inc. (the “Company”) issued a press release announcing the filing of its Annual Report on Form 10-K and the revision of its previously reported financial results for the periods ended December 31, 2009, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure.
     The Company will conduct a conference call at 8:00 a.m. (Central Time) on March 16, 2010 to discuss the revision of its previously reported financial results for the periods ended December 31, 2009. A copy of the presentation to be used for the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
Exhibit 99.1 Press release issued on March 15, 2010 by BancorpSouth, Inc.
Exhibit 99.2 Presentation for conference call to be conducted by BancorpSouth, Inc. on March 16, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.
By:	/s/ William L. Prater
William L. Prater
Treasurer and Chief Financial Officer

Date: March 16, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on March 15, 2010 by BancorpSouth, Inc.

99.2	Presentation for conference call to be conducted by BancorpSouth, Inc. on March 16, 2010